                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2003-B OWNER TRUST DISTRIBUTION DATE OF FEBRUARY 17, 2004 FOR THE COLLECTION PERIOD
                  JANUARY 1, 2004 THROUGH JANUARY 31, 2004

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Class A-1               Class A-2
                                                                                 ---------               ---------
                                                           Total                  Balance                 Balance
-----------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                                   $1,827,500,000.00              $556,500,000.00         $479,000,000.00

  Subordinated Seller's Interest                          $56,538,596.00
  Receivables Pool Balance                             $1,884,038,596.00
  Principal Factor                                            1.00000000                   1.00000000              1.00000000
  Rate                                                                                          1.120%                  1.430%


  Final Scheduled Payment Date                                                     September 15, 2004       February 15, 2006


  Number of Contracts                                            120,273
  Weighted Average A.P.R.                                         6.095%


  Weighted Average Remaining Term                                  48.05 months
  Servicing Fee Rate                                               1.00%





POOL DATA - PRIOR MONTH
  Securities Balance                                   $1,500,176,773.42              $229,176,773.42         $479,000,000.00
  Subordinated Seller's Interest                          $56,538,596.00
  Receivables Pool Balance                             $1,556,715,369.42
  Securities Pool Factor                                      0.82089016                   0.41181810              1.00000000
  Number of Contracts                                            110,499
  Weighted Average A.P.R.                                          6.08%
  Weighted Average Remaining Term                                  43.83 months


  Precompute and Simple Interest Advances                  $2,072,564.32

  Payahead Account Balance                                   $101,319.04
  Interest Shortfall                                               $0.00                        $0.00                   $0.00


  Principal Shortfall                                              $0.00                        $0.00                   $0.00



POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                                   $1,439,905,558.77              $168,905,558.77         $479,000,000.00
  Subordinated Seller's Interest                          $56,538,596.00
  Receivables Pool Balance                             $1,496,444,154.77

  Securities Pool Factor                                      0.78791002                   0.30351403              1.00000000
  Number of Contracts                                            108,476
  Weighted Average A.P.R.                                          6.09%
  Weighted Average Remaining Term                                  43.00 months
  Precompute and Simple Interest Advances                  $2,045,234.50


  Payahead Account Balance                                    $93,144.35


  Interest Shortfall                                               $0.00                        $0.00                   $0.00
  Principal Shortfall                                              $0.00                        $0.00                   $0.00
-----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------
                                                    Class A-3               Class A-4             Subordinated
                                                    ---------               ---------             ------------
                                                     Balance                 Balance            Seller's Interest
--------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                               $554,000,000.00          $238,000,000.00

  Subordinated Seller's Interest                                                                     $56,538,596.00
  Receivables Pool Balance
  Principal Factor                                      1.00000000               1.00000000
  Rate                                                       2.295%                   2.790%


  Final Scheduled Payment Date                     August 15, 2007         January 15, 2010        January 15, 2010


  Number of Contracts
  Weighted Average A.P.R.


  Weighted Average Remaining Term
  Servicing Fee Rate





POOL DATA - PRIOR MONTH
  Securities Balance                               $554,000,000.00          $238,000,000.00
  Subordinated Seller's Interest                                                                     $56,538,596.00
  Receivables Pool Balance
  Securities Pool Factor                                1.00000000               1.00000000              1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term


  Precompute and Simple Interest Advances

  Payahead Account Balance
  Interest Shortfall                                         $0.00                    $0.00


  Principal Shortfall                                        $0.00                    $0.00



POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                               $554,000,000.00          $238,000,000.00
  Subordinated Seller's Interest                                                                     $56,538,596.00
  Receivables Pool Balance

  Securities Pool Factor                                1.00000000               1.00000000              1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances


  Payahead Account Balance


  Interest Shortfall                                         $0.00                    $0.00
  Principal Shortfall                                        $0.00                    $0.00
--------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
  Initial Deposit Amount                                                                                      $0.00
  Specified Reserve Account Percentage                                                                         0.00%
  Specified Reserve Account Amount                                                                            $0.00
  Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                              3.50%
  Specified Reserve Account Amount (IF CONDITION I OR II MET)                                        $50,396,694.56



  Beginning Balance                                                                                           $0.00

  Total Withdraw                                                                                              $0.00
  Amount Available for Deposit to the Reserve Account                                                 $4,158,067.34
                                                                                             ----------------------
  Reserve Account Balance Prior to Release                                                            $4,158,067.34
  Reserve Account Required Amount                                                                             $0.00
  Reserve Account Release to Seller                                                                   $4,158,067.34
                                                                                             ----------------------
  Ending Reserve Account Balance                                                                             $0.00
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
  Total Amount Available                                                                              $9,420,193.00

  Beginning of Period Balance                                                                                 $0.00
  Draws                                                                                                       $0.00
  Reimbursements                                                                                              $0.00
                                                                                              ---------------------
  End of Period Balance                                                                                       $0.00

  Current Period Undrawn Amount                                                                       $9,420,193.00
-------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------



                                                                 Vehicles            Amount
                                                                 --------            ------
  Liquidated Contracts                                              32
                                                                    --

  Gross Principal Balance of Liquidated Receivables                                      $515,986.44
  Net Liquidation Proceeds Received During the Collection Period                        ($337,222.06)
  Recoveries on Previously Liquidated Contracts                                           ($3,307.67)
                                                                            -------------------------
  Aggregate Credit Losses for the Collection Period                                      $175,456.71
                                                                            -------------------------


                                                                            -------------------------

  Cumulative Credit Losses for all Periods                          110                  $558,336.52
                                                                    ---     -------------------------
  Repossessed in Current Period                                     28
                                                                    --


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                         Annualized Average
FOR EACH COLLECTION PERIOD:                                                     Charge-Off Rate
    Second Preceding Collection Period                                                         0.05%
    First Preceding Collection Period                                                          0.15%
    Current Collection Period                                                                  0.14%

-----------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
--------------
Three Month Average                                                                            0.11%
Charge-off Rate Indicator ( > 2.25%)                                               CONDITION NOT MET
-----------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------
                                          Percent   Contracts     Percent            Amount
                                          -------   ---------     -------            ------


  30-59 Days Delinquent                       0.58%         626       0.64%            $9,515,462.66
  60-89 Days Delinquent                       0.11%         117       0.12%            $1,730,003.01
  Over 89 Days Delinquent                     0.09%          96       0.10%            $1,452,213.69
                                                    ------------            -------------------------
  Total Delinquencies                                       839                       $12,697,679.36
                                                    ============            =========================

  Repossessed Vehicle Inventory                              57 *


   * Included with delinquencies above



RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                         0.13%
    First Preceding Collection Period                                                          0.17%
    Current Collection Period                                                                  0.20%

-----------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                            0.17%
Delinquency Percentage Indicator ( > 2.25%)                                        CONDITION NOT MET
-----------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2003-B OWNER TRUST DISTRIBUTION DATE OF FEBRUARY 17, 2004 FOR THE COLLECTION PERIOD
                  JANUARY 1, 2004 THROUGH JANUARY 31, 2004


----------------------------------------------------------------------------------------------------------------------------
                                                                                 Class A-1               Class A-2
                                                                                 ---------               ---------
                                                           Total                  Balance                 Balance
----------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received                             $59,755,228.21
  Interest Payments Received                               $8,068,913.47
  Net Precomputed Payahead Amount                              $8,174.69
  Aggregate Net Liquidation Proceeds Received                $340,529.73
  Principal on Repurchased Contracts                               $0.00
  Interest on Repurchased Contracts                                $0.00
                                                    ---------------------
  Total Collections                                       $68,172,846.10
  Net Simple Interest Advance Amount                         ($30,484.87)
  Net Precomputed Advance Amount                               $3,155.05
                                                    ---------------------
  Total Available Amount                                  $68,145,516.28

AMOUNTS DUE
-----------
  Servicing Fee                                            $1,297,262.81
  Accrued and Unpaid Interest                              $2,418,971.48
  Principal                                               $60,271,214.65
  Reserve Account                                          $4,158,067.34
                                                    ---------------------
  Total Amount Due                                        $68,145,516.28

ACTUAL DISTRIBUTIONS


  Servicing Fee                                            $1,297,262.81
  Interest                                                 $2,418,971.48             $235,288.15             $570,808.33
  Principal                                               $60,271,214.65          $60,271,214.65                   $0.00
  Reserve Account                                          $4,158,067.34
                                                    ---------------------   ---------------------  ----------------------
  Total Amount Distributed                                $68,145,516.28          $60,506,502.80             $570,808.33
----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                 Class A-3               Class A-4             Subordinated
                                                 ---------               ---------             ------------
                                                  Balance                 Balance            Seller's Interest
-----------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts


  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount


  Total Available Amount

AMOUNTS DUE
-----------
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Account


  Total Amount Due

ACTUAL DISTRIBUTIONS


  Servicing Fee
  Interest                                        $1,059,525.00              $553,350.00            N/A
  Principal                                               $0.00                    $0.00                   $0.00
  Reserve Account
                                             -------------------   ----------------------------------------------
  Total Amount Distributed                        $1,059,525.00              $553,350.00                   $0.00
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------



Precomputed Contracts
  Scheduled Principal Collections                                                        $176,772.87
  Prepayments in Full                                        26 contracts                $129,095.14
  Repurchased Receivables Principal                                                            $0.00
  Payments Behind/Ahead on Repurchased Receivables                                             $0.00
  Total Collections                                                                      $327,627.00
  Advances - Reimbursement of Previous Advances                                                $0.00


  Advances - Current Advance Amount                                                        $3,155.05
  Payahead Account - Payments Applied                                                      $8,174.69
  Payahead Account - Additional Payaheads                                                      $0.00



Simple Interest Contracts
  Collected Principal                                                                 $37,841,192.38

  Prepayments in Full                                      1965 contracts             $21,608,167.82
  Collected Interest                                                                   $8,047,154.48
  Repurchased Receivables Principal                                                            $0.00
  Repurchased Receivables Interest                                                             $0.00


  Advances - Reimbursement of Previous Advances                                           $30,484.87
  Advances - Current Advance Amount                                                            $0.00

-----------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Receivables 2003-B Owner Trust
        Distribution Date of February 17, 2004 for the Collection Period
                    January 1, 2004 through January 31, 2004



------------------------------------------------------------------------------------------------------------------------
                                                                                               Class A-3
                                                                                                Balance
------------------------------------------------------------------------------------------------------------------------
NOTE RATES FOR FEBRUARY 17, 2004 PAYMENT DATE
One Month LIBOR                                                                                1.10000%
Spread                                                                                         0.03000%
                                                                                        ------------------------
Note Rates:                                                                                    1.13000%

Number of Days in Interest Period (Days)                                                                     33

INTEREST PAYMENTS
Interest Calculation for Current Interest Period                                                     573,851.67
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                                               1,059,525.00
   Paid to Swap Counterparty (Swap Payments Outgoing)                                              1,059,525.00
   Proration %                                                          0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                                              573,851.67
   Interest Payment to Noteholders (Swap Payments Incoming)                                          573,851.67

Net Swap Payment due to / (received from) Swap Counterparty                                         (485,673.33)


PRINCIPAL PAYMENTS
Beginning Notional Balance                                                                       554,000,000.00
Principal Payment due to Investors                                                                           -
Ending Notional Balance                                                                          554,000,000.00


SWAP TERMINATION PAYMENT                                                                          N/A


NOTE RATES FOR MARCH 15, 2004 PAYMENT DATE
One Month LIBOR                                                                                1.09438%
Spread                                                                                         0.03000%
                                                                                        -----------------------
Note Rates:                                                                                    1.12438%

Number of Days in Interest Period (Days)                                                                     27

------------------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Maura Mizuguchi
--------------------------------------------------
Maura Mizuguchi
National Manager & Treasury Controller